Lincoln Financial Group®

You're In Charge®

# Statistical Supplement

Second Quarter 2018

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
B. Riley FBR	Randy Binner				703-312-1890
Bank of America Merrill Lynch	Jay Cohen				646-855-5716
Barclays Capital	Jay Gelb				212-526-1561
Citi Research	Suneet Kamath				212-816-3457
Credit Suisse	Andrew Kligerman				212-325-5069
Deutsche Bank	Joshua Shanker				212-250-7127
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
Goldman Sachs	Alex Scott				917-343-7160
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Janney Montgomery Scott	Bob Glasspiegel				860-724-1203
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
RBC Capital Markets	Mark Dwelle				804-782-4008
Sandler O’Neill & Partners, L.P.	John Barnidge				312-281-3412
UBS	John Nadel				212-713-4299

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.
Ratings as of August 1st, 2018
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-
Liberty Life Assurance Company of Boston		A			AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life ("IUL"), variable universal life (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first-year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at adjusted income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed living benefit ("GLB") riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
▪ Changes in the fair value of equity securities
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Acquisition and integration costs related to mergers and acquisitions; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

We use our prevailing federal income tax rates of 21% and 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Prior year net flows have been restated to conform to the current year presentation, which has been modified to be consistent across our business segments.

Statistical Supplement is Dated
The financial data in this document is dated August 1, 2018, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
Revenues
Insurance premiums	$801	$774	$874	$777	$1,165	45.4%	$1,608	$1,943	20.8%
Fee income	1,393	1,401	1,471	1,456	1,470	5.5%	2,747	2,926	6.5%
Net investment income	1,262	1,239	1,252	1,233	1,232	-2.4%	2,499	2,465	-1.4%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(4)	(8)	(2)	(2)	(1)	75.0%	(8)	(3)	62.5%
Realized gain (loss), excluding OTTI	(6)	(48)	(63)	14	(6)	-16.7%	(41)	8	119.5%
Total realized gain (loss)	(10)	(56)	(65)	12	(7)	30.0%	(49)	5	110.2%
Amortization of deferred gains on business
sold through reinsurance	4	-	-	-	-	-100.0%	22	-	-100.0%
Other revenues	127	153	137	131	160	26.0%	250	290	16.0%
Total revenues	3,577	3,511	3,669	3,609	4,020	12.4%	7,077	7,629	7.8%

Expenses
Interest credited	646	647	650	653	647	0.2%	1,293	1,300	0.5%
Benefits	1,287	1,261	1,321	1,358	1,661	29.1%	2,578	3,019	17.1%
Commissions and other expenses	1,034	1,020	1,108	1,057	1,177	13.8%	2,048	2,234	9.1%
Interest and debt expense	63	63	63	91	68	7.9%	127	159	25.2%
Strategic digitization expense	14	10	10	15	16	14.3%	23	31	34.8%
Impairment of intangibles	-	-	905	-	-	NM	-	-	NM
Total expenses	3,044	3,001	4,057	3,174	3,569	17.2%	6,069	6,743	11.1%
Income (loss) from continuing operations before taxes	533	510	(388)	435	451	-15.4%	1,008	886	-12.1%
Federal income tax expense (benefit)	122	92	(1,204)	68	66	-45.9%	162	134	-17.3%
Net income (loss)	411	418	816	367	385	-6.3%	846	752	-11.1%
Adjustment for LNC stock units in our
deferred compensation plans	1	-	2	(2)	(8)	NM	1	(10)	NM
Net income (loss) available to common
stockholders – diluted	$412	$418	$818	$365	$377	-8.5%	$847	$742	-12.4%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.81	$1.87	$3.67	$1.64	$1.70	-6.1%	$3.70	$3.34	-9.7%

ROE, including AOCI
Net income (loss)	10.6%	10.3%	19.4%	8.8%	9.9%		11.2%	9.3%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$81,598	$82,319	$83,190	$80,680	$81,059	-0.7%
U.S. government bonds	578	574	567	401	422	-27.0%
Foreign government bonds	455	455	451	440	471	3.5%
Mortgage-backed securities	4,028	4,037	4,065	4,037	4,121	2.3%
Asset-backed collateralized debt obligations	703	694	808	875	1,119	59.2%
State and municipal bonds	5,010	5,049	5,119	5,000	5,248	4.8%
Hybrid and redeemable preferred securities	642	639	640	626	620	-3.4%
AFS Equity securities	275	302	246	-	-	-100.0%
Total AFS securities	93,289	94,069	95,086	92,059	93,060	-0.2%
Trading securities	1,678	1,665	1,620	1,553	1,450	-13.6%
Equity securities	-	-	-	112	112	NM
Mortgage loans on real estate	10,023	10,382	10,762	11,047	12,217	21.9%
Real estate	23	11	11	11	11	-52.2%
Policy loans	2,416	2,417	2,399	2,389	2,508	3.8%
Derivative investments	1,054	960	915	827	584	-44.6%
Other investments	2,156	2,210	2,296	2,049	2,065	-4.2%
Total investments	110,639	111,714	113,089	110,047	112,007	1.2%
Cash and invested cash	1,978	1,965	1,628	2,257	1,775	-10.3%
DAC and VOBA	8,555	8,543	8,403	9,289	9,904	15.8%
Premiums and fees receivable	365	370	396	480	574	57.3%
Accrued investment income	1,082	1,137	1,078	1,137	1,119	3.4%
Reinsurance recoverables	5,228	5,062	4,907	5,009	17,979	243.9%
Funds withheld reinsurance assets	607	602	593	576	572	-5.8%
Goodwill	2,273	2,273	1,368	1,368	1,750	-23.0%
Other assets	5,099	5,507	6,082	6,313	8,921	75.0%
Separate account assets	135,825	139,612	144,219	142,761	144,231	6.2%
Total assets	$271,651	$276,785	$281,763	$279,237	$298,832	10.0%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$22,293	$22,547	$22,887	$22,923	$33,718	51.2%
Other contract holder funds	79,216	79,623	80,209	80,710	88,698	12.0%
Short-term debt	450	450	450	250	-	-100.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	865	865	865	865	865	0.0%
Financial	4,036	4,035	4,029	4,783	4,961	22.9%
Reinsurance related embedded derivatives	53	63	57	34	25	-52.8%
Funds withheld reinsurance liabilities	1,862	1,807	1,761	1,726	1,711	-8.1%
Deferred gain on business sold through reinsurance	2	2	1	1	1	-50.0%
Payables for collateral on investments	4,952	4,968	4,417	4,265	4,699	-5.1%
Other liabilities	6,101	6,499	5,546	4,934	4,746	-22.2%
Separate account liabilities	135,825	139,612	144,219	142,761	144,231	6.2%
Total liabilities	255,655	260,471	264,441	263,252	283,655	11.0%

Stockholders’ Equity
Common stock	5,774	5,717	5,693	5,700	5,674	-1.7%
Retained earnings	7,511	7,738	8,399	8,052	8,302	10.5%
AOCI:
Unrealized investment gains (losses)	3,003	3,149	3,501	2,533	1,502	-50.0%
Foreign currency translation adjustment	(20)	(16)	(14)	(9)	(18)	10.0%
Funded status of employee benefit plans	(272)	(274)	(257)	(291)	(283)	-4.0%
Total AOCI	2,711	2,859	3,230	2,233	1,201	-55.7%
Total stockholders’ equity	15,996	16,314	17,322	15,985	15,177	-5.1%
Total liabilities and stockholders’ equity	$271,651	$276,785	$281,763	$279,237	$298,832	10.0%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
Income (Loss)
Net income (loss)	$411	$418	$816	$367	$385	-6.3%	$846	$752	-11.1%
Pre-tax adjusted income (loss) from operations	544	566	581	512	540	-0.7%	1,030	1,051	2.0%
After-tax adjusted income (loss) from operations (1)	419	454	440	441	454	8.4%	860	895	4.1%
Adjusted operating tax rate	23.0%	19.8%	24.3%	13.9%	15.9%		16.5%	14.8%

Average Stockholders’ Equity
Average equity, including AOCI	$15,485	$16,155	$16,818	$16,653	$15,581	0.6%	$15,105	$16,117	6.7%
Average AOCI	2,279	2,785	3,044	3,052	1,717	-24.7%	1,993	2,384	19.6%
Average equity, excluding AOCI	$13,206	$13,370	$13,774	$13,601	$13,864	5.0%	$13,112	$13,733	4.7%

ROE, excluding AOCI
Net income (loss)	12.4%	12.5%	23.7%	10.8%	11.1%		12.9%	10.9%
Adjusted income (loss) from operations	12.7%	13.6%	12.8%	13.0%	13.1%		13.1%	13.0%

Per Share
Net income (loss) (diluted)	$1.81	$1.87	$3.67	$1.64	$1.70	-6.1%	$3.70	$3.34	-9.7%
Adjusted income (loss) from operations (diluted)	1.85	2.03	1.98	1.97	2.02	9.2%	3.77	3.99	5.8%
Dividends declared during the period	0.29	0.29	0.33	0.33	0.33	13.8%	0.58	0.66	13.8%

Book value, including AOCI	$71.98	$74.31	$79.43	$73.09	$69.85	-3.0%	$71.98	$69.85	-3.0%
Per share impact of AOCI	12.20	13.02	14.81	10.21	5.53	-54.7%	12.20	5.53	-54.7%
Book value, excluding AOCI	$59.78	$61.29	$64.62	$62.88	$64.32	7.6%	$59.78	$64.32	7.6%

Shares
Repurchased during the period	3.0	2.8	1.7	-	1.5	-50.0%	5.9	1.5	-74.6%
End-of-period – basic	222.2	219.5	218.1	218.7	217.3	-2.2%	222.2	217.3	-2.2%
End-of-period – diluted	226.0	222.7	221.3	222.4	220.7	-2.3%	226.0	220.7	-2.3%
Average for the period – diluted	227.3	223.9	221.9	222.3	221.6	-2.5%	228.7	221.9	-3.0%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change

Cash Returned to Common Stockholders
Shares repurchased	$200	$200	$125	$-	$100	-50.0%	$400	$100	-75.0%
Common dividends	65	64	64	72	72	10.8%	131	144	9.9%
Total cash returned to common stockholders	$265	$264	$189	$72	$172	-35.1%	$531	$244	-54.0%

Leverage Ratio
Short-term debt	$450	$450	$450	$250	$-	-100.0%
Long-term debt	4,901	4,900	4,894	5,648	5,826	18.9%
Total debt (1)	5,351	5,350	5,344	5,898	5,826	8.9%
Less:
Operating debt (2)	865	865	865	865	865	0.0%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges and other items	263	261	254	200	178	-32.3%
Total numerator	$3,921	$3,922	$3,923	$4,531	$4,481	14.3%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$12,993	$13,165	$13,821	$13,452	$13,675	5.2%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	3,921	3,922	3,923	4,531	4,481	14.3%
Total denominator	$17,216	$17,389	$18,046	$18,285	$18,458	7.2%

Leverage ratio	22.8%	22.6%	21.7%	24.8%	24.3%

Holding Company Available Liquidity	$523	$569	$605	$1,063	$484	-7.5%

(1) Excludes obligations under capital leases of $327 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						As of or For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$310	$350	$333	$313	$322	3.9%	$590	$635	7.6%
Retirement Plan Services	50	48	57	48	51	2.0%	98	99	1.0%
Life Insurance	194	175	223	172	185	-4.6%	381	357	-6.3%
Group Protection	53	63	31	37	57	7.5%	64	94	46.9%
Other Operations	(63)	(70)	(63)	(58)	(75)	-19.0%	(103)	(134)	-30.1%
Adjusted income (loss) from operations, before
income taxes	$544	$566	$581	$512	$540	-0.7%	$1,030	$1,051	2.0%

Income (Loss) from Operations, After-Tax
Annuities	$251	$277	$265	$267	$275	9.6%	$532	$542	1.9%
Retirement Plan Services	37	35	41	43	43	16.2%	74	86	16.2%
Life Insurance	133	121	152	144	150	12.8%	263	294	11.8%
Group Protection	35	41	20	29	45	28.6%	42	74	76.2%
Other Operations	(37)	(20)	(38)	(42)	(59)	-59.5%	(51)	(101)	-98.0%
Adjusted income (loss) from operations	$419	$454	$440	$441	$454	8.4%	$860	$895	4.1%

	For the Three Months Ended						For the Trailing Twelve Months
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
Sources of Earnings, Pre-Tax
Investment spread	$186	$188	$202	$161	$172	-7.5%	$763	$724	-5.1%
Mortality/morbidity	158	156	156	132	159	0.6%	599	604	0.8%
Fees on AUM	230	280	249	247	256	11.3%	881	1,031	17.0%
VA riders	33	12	37	30	28	-15.2%	134	107	-20.1%
Total sources of earnings, before income taxes	607	636	644	570	615	1.3%	2,377	2,466	3.7%
Other Operations	(63)	(70)	(63)	(58)	(75)	-19.0%	(242)	(269)	-11.2%
Adjusted income (loss) from operations, before
income taxes	$544	$566	$581	$512	$540	-0.7%	$2,135	$2,197	2.9%

Sources of Earnings, Pre-Taxes, Percentage By Component
Investment spread	30.7%	29.6%	31.4%	28.2%	28.0%		32.1%	29.4%
Mortality/morbidity	26.0%	24.6%	24.2%	23.1%	26.0%		25.2%	24.5%
Fees on AUM	37.8%	43.9%	38.6%	43.4%	41.5%		37.1%	41.8%
VA riders	5.5%	1.9%	5.8%	5.3%	4.5%		5.6%	4.3%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
Annuities
Operating revenues	$1,076	$1,073	$1,167	$1,073	$1,106	2.8%	$2,138	$2,180	2.0%
Deposits	1,991	1,916	2,787	2,526	2,983	49.8%	4,008	5,509	37.5%
Net flows	(887)	(841)	(222)	(606)	(126)	85.8%	(1,643)	(732)	55.4%
Average account values	130,321	132,304	135,417	138,290	136,741	4.9%	128,990	137,532	6.6%

Retirement Plan Services
Operating revenues	$290	$291	$302	$292	$292	0.7%	$571	$584	2.3%
Deposits	1,978	1,908	2,426	2,360	2,217	12.1%	4,229	4,577	8.2%
Net flows	421	442	440	463	499	18.5%	562	962	71.2%
Average account values	61,728	63,665	66,212	68,249	68,534	11.0%	60,613	68,437	12.9%

Life Insurance
Operating revenues	$1,655	$1,614	$1,684	$1,660	$1,680	1.5%	$3,260	$3,340	2.5%
Deposits	1,543	1,462	1,896	1,534	1,517	-1.7%	2,959	3,051	3.1%
Net flows	1,101	1,064	1,443	1,076	1,084	-1.5%	2,025	2,160	6.7%
Average account values	46,842	47,547	48,481	49,165	49,548	5.8%	46,495	49,357	6.2%
Average in-force face amount	701,592	708,148	715,924	722,585	727,577	3.7%	698,676	725,081	3.8%

Group Protection
Operating revenues	$541	$564	$554	$553	$937	73.2%	$1,082	$1,490	37.7%
Non-medical earned premiums	494	500	509	508	846	71.3%	988	1,354	37.0%

Consolidated
Adjusted operating revenues (1)	$3,629	$3,607	$3,775	$3,645	$4,073	12.2%	$7,206	$7,719	7.1%
Deposits	5,512	5,286	7,109	6,420	6,717	21.9%	11,196	13,137	17.3%
Net flows	635	665	1,661	933	1,457	129.4%	944	2,390	153.2%
Average account values	238,891	243,516	250,110	255,704	254,823	6.7%	236,098	255,326	8.1%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
Sales
Annuities:
With guaranteed living benefits	$1,007	$959	$1,504	$1,447	$1,496	48.6%	$1,913	$2,943	53.8%
Without guaranteed living benefits	607	573	638	587	598	-1.5%	1,156	1,185	2.5%
Variable	1,614	1,532	2,142	2,034	2,094	29.7%	3,069	4,128	34.5%
Fixed	377	384	645	492	889	135.8%	939	1,381	47.1%
Total Annuities	$1,991	$1,916	$2,787	$2,526	$2,983	49.8%	$4,008	$5,509	37.5%

Retirement Plan Services:
First-year sales	$737	$672	$1,166	$800	$841	14.1%	$1,537	$1,641	6.8%
Recurring deposits	1,241	1,236	1,260	1,560	1,376	10.9%	2,692	2,936	9.1%
Total Retirement Plan Services	$1,978	$1,908	$2,426	$2,360	$2,217	12.1%	$4,229	$4,577	8.2%

Life Insurance:
UL	$14	$10	$11	$10	$10	-28.6%	$31	$19	-38.7%
MoneyGuard®	80	65	64	56	57	-28.8%	139	115	-17.3%
IUL	16	19	17	14	14	-12.5%	34	28	-17.6%
VUL	50	45	63	58	46	-8.0%	86	104	20.9%
Term	28	29	30	25	29	3.6%	55	54	-1.8%
Total individual life insurance	188	168	185	163	156	-17.0%	345	320	-7.2%
Executive Benefits	9	10	57	10	6	-33.3%	33	16	-51.5%
Total Life Insurance	$197	$178	$242	$173	$162	-17.8%	$378	$336	-11.1%

Group Protection:
Life	$28	$33	$95	$23	$31	10.7%	$51	$53	3.9%
Disability	32	35	108	21	38	18.8%	55	59	7.3%
Dental	28	26	62	11	25	-10.7%	39	37	-5.1%
Total Group Protection	$88	$94	$265	$55	$94	6.8%	$145	$149	2.8%
Percent employee-paid	40.7%	44.7%	48.0%	53.4%	39.9%		45.6%	44.9%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
Operating Revenues
Annuities	$1,076	$1,073	$1,167	$1,073	$1,106	2.8%	$2,138	$2,180	2.0%
Retirement Plan Services	290	291	302	292	292	0.7%	571	584	2.3%
Life Insurance	1,655	1,614	1,684	1,660	1,680	1.5%	3,260	3,340	2.5%
Group Protection	541	564	554	553	937	73.2%	1,082	1,490	37.7%
Other Operations	67	65	68	67	58	-13.4%	155	125	-19.4%
Total adjusted operating revenues	$3,629	$3,607	$3,775	$3,645	$4,073	12.2%	$7,206	$7,719	7.1%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	$120	$114	$121	$116	$111	-7.5%	$232	$227	-2.2%
Retirement Plan Services	79	77	80	76	75	-5.1%	154	151	-1.9%
Life Insurance	126	125	133	118	113	-10.3%	246	230	-6.5%
Group Protection	77	85	90	80	140	81.8%	149	220	47.7%
Other Operations	26	29	31	28	28	7.7%	49	57	16.3%
Total	$428	$430	$455	$418	$467	9.1%	$830	$885	6.6%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	11.1%	10.6%	10.3%	10.8%	10.0%		10.8%	10.4%
Retirement Plan Services	27.2%	26.5%	26.5%	25.9%	25.7%		26.9%	25.8%
Life Insurance	7.6%	7.8%	7.9%	7.1%	6.7%		7.5%	6.9%
Group Protection	14.2%	15.1%	16.2%	14.5%	14.9%		13.8%	14.8%
Other Operations	40.8%	42.1%	47.7%	42.0%	50.2%		31.7%	45.7%
Total	11.8%	11.9%	12.1%	11.5%	11.5%		11.5%	11.5%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$475	$479	$519	$460	$515	8.4%	$921	$975	5.9%
Commissions	576	555	623	596	623	8.2%	1,131	1,219	7.8%
Taxes, licenses and fees	64	57	60	78	79	23.4%	134	158	17.9%
Interest and debt expense	63	63	63	68	68	7.9%	127	136	7.1%
Expenses associated with reserve financing
and unrelated letters of credit	21	20	21	20	21	0.0%	42	41	-2.4%
Total adjusted operating commissions and other
expenses incurred	1,199	1,174	1,286	1,222	1,306	8.9%	2,355	2,529	7.4%

Less Amounts Capitalized
General and administrative expenses	(47)	(49)	(64)	(42)	(48)	-2.1%	(91)	(90)	1.1%
Commissions	(280)	(254)	(308)	(289)	(292)	-4.3%	(541)	(582)	-7.6%
Taxes, licenses and fees	(11)	(10)	(16)	(11)	(10)	9.1%	(22)	(21)	4.5%
Total amounts capitalized	(338)	(313)	(388)	(342)	(350)	-3.6%	(654)	(693)	-6.0%
Total expenses incurred, net of amounts
capitalized, excluding amortization	861	861	898	880	956	11.0%	1,701	1,836	7.9%

Amortization
Amortization of DAC, VOBA and other intangibles	244	221	276	259	262	7.4%	482	521	8.1%
Total adjusted operating commissions and
other expenses	$1,105	$1,082	$1,174	$1,139	$1,218	10.2%	$2,183	$2,357	8.0%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
Annuities
Earned rate on reserves	3.99%	3.94%	3.93%	3.87%	3.84%	(15)	4.03%	3.85%	(18)
Variable investment income on reserves (1)	0.20%	0.33%	0.31%	0.08%	0.13%	(7)	0.15%	0.11%	(4)
Net investment income yield on reserves	4.19%	4.27%	4.24%	3.95%	3.97%	(22)	4.18%	3.96%	(22)
Interest rate credited to contract holders	2.37%	2.29%	2.27%	2.32%	2.23%	(14)	2.40%	2.27%	(13)
Interest rate spread	1.82%	1.98%	1.97%	1.63%	1.74%	(8)	1.78%	1.69%	(9)
Base spreads excluding variable investment income	1.62%	1.65%	1.66%	1.55%	1.61%	(1)	1.63%	1.58%	(5)

Retirement Plan Services
Earned rate on reserves	4.30%	4.31%	4.33%	4.28%	4.25%	(5)	4.33%	4.27%	(6)
Variable investment income on reserves (1)	0.17%	0.15%	0.33%	0.09%	0.12%	(5)	0.13%	0.10%	(3)
Net investment income yield on reserves	4.47%	4.46%	4.66%	4.37%	4.37%	(10)	4.46%	4.37%	(9)
Interest rate credited to contract holders	2.91%	2.93%	2.91%	2.90%	2.90%	(1)	2.92%	2.90%	(2)
Interest rate spread	1.56%	1.53%	1.75%	1.47%	1.47%	(9)	1.54%	1.47%	(7)
Base spreads excluding variable investment income	1.39%	1.38%	1.42%	1.38%	1.35%	(4)	1.41%	1.37%	(4)

Life Insurance – Interest-Sensitive
Earned rate on reserves	5.05%	5.06%	5.06%	4.98%	4.98%	(7)	5.08%	4.98%	(10)
Variable investment income on reserves (1)	0.44%	0.27%	0.27%	0.27%	0.16%	(28)	0.39%	0.21%	(18)
Net investment income yield on reserves	5.49%	5.33%	5.33%	5.25%	5.14%	(35)	5.47%	5.19%	(28)
Interest rate credited to contract holders	3.82%	3.83%	3.87%	3.83%	3.80%	(2)	3.83%	3.81%	(2)
Interest rate spread	1.67%	1.50%	1.46%	1.42%	1.34%	(33)	1.64%	1.38%	(26)
Base spreads excluding variable investment income	1.23%	1.23%	1.19%	1.15%	1.18%	(5)	1.25%	1.17%	(8)

Total (2)
Earned rate (3)	4.57%	4.52%	4.53%	4.50%	4.46%	(11)	4.59%	4.48%	(11)
Variable investment income (1) (3)	0.35%	0.28%	0.29%	0.23%	0.17%	(18)	0.30%	0.20%	(10)
Net investment income yield (3)	4.92%	4.80%	4.82%	4.73%	4.63%	(29)	4.89%	4.68%	(21)
Interest rate credited to contract holders	3.22%	3.19%	3.21%	3.20%	3.16%	(6)	3.24%	3.18%	(6)
Interest rate spread	1.70%	1.61%	1.61%	1.53%	1.47%	(23)	1.65%	1.50%	(15)
Base spreads excluding variable investment income	1.35%	1.33%	1.32%	1.30%	1.30%	(5)	1.35%	1.30%	(5)
(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$106	$82	$162	$70	$109	2.8%	$230	$180	-21.7%
Fee income	553	574	585	586	587	6.1%	1,086	1,173	8.0%
Net investment income	263	260	258	249	244	-7.2%	519	493	-5.0%
Operating realized gain (loss)	45	44	44	48	48	6.7%	90	96	6.7%
Other revenues	109	113	118	120	118	8.3%	213	238	11.7%
Total operating revenues	1,076	1,073	1,167	1,073	1,106	2.8%	2,138	2,180	2.0%
Operating expenses:
Interest credited	145	145	144	148	144	-0.7%	292	291	-0.3%
Benefits	174	135	224	145	183	5.2%	366	329	-10.1%
Commissions incurred	222	216	254	244	265	19.4%	446	509	14.1%
Other expenses incurred	224	220	234	232	222	-0.9%	438	454	3.7%
Amounts capitalized	(98)	(90)	(126)	(120)	(134)	-36.7%	(194)	(254)	-30.9%
Amortization	99	97	104	111	104	5.1%	200	216	8.0%
Total operating expenses	766	723	834	760	784	2.3%	1,548	1,545	-0.2%
Income (loss) from operations before taxes	310	350	333	313	322	3.9%	590	635	7.6%
Federal income tax expense (benefit)	59	73	68	46	47	-20.3%	58	93	60.3%
Income (loss) from operations	$251	$277	$265	$267	$275	9.6%	$532	$542	1.9%

Effective Federal Income Tax Rate	19.2%	20.8%	20.3%	14.7%	14.6%		9.9%	14.6%

Average Equity, Excluding Goodwill and AOCI	$4,769	$4,982	$5,093	$4,954	$5,002	4.9%	$4,672	$4,978	6.5%

ROE, Excluding Goodwill and AOCI	21.0%	22.3%	20.9%	21.6%	22.0%		22.8%	21.8%

Return on Average Account Values	77	84	78	77	81	4	82	79	(3)

Income (Loss) from Operations
Variable annuity	205	224	217	220	225	9.8%	445	444	-0.2%
Fixed annuity	46	53	48	47	50	8.7%	87	98	12.6%

Account Values
Variable annuity account values:
Average	$110,832	$112,888	$115,981	$118,782	$117,177	5.7%	$109,592	$117,974	7.6%
End-of-period	111,570	114,270	117,479	116,172	116,901	4.8%	111,570	116,901	4.8%
Fixed annuity account values:
Average	19,489	19,416	19,436	19,508	19,564	0.4%	19,398	19,558	0.8%
End-of-period	19,459	19,394	19,537	19,457	19,655	1.0%	19,459	19,655	1.0%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$62	$63	$64	$64	$64	3.2%	$121	$129	6.6%
Net investment income	224	223	233	222	222	-0.9%	441	444	0.7%
Other revenues	4	5	5	6	6	50.0%	9	11	22.2%
Total operating revenues	290	291	302	292	292	0.7%	571	584	2.3%
Operating expenses:
Interest credited	134	136	136	137	137	2.2%	265	274	3.4%
Benefits	-	-	-	-	-	NM	1	1	0.0%
Commissions incurred	19	19	20	19	21	10.5%	38	40	5.3%
Other expenses incurred	89	86	89	85	83	-6.7%	172	167	-2.9%
Amounts capitalized	(8)	(6)	(7)	(4)	(6)	25.0%	(15)	(10)	33.3%
Amortization	6	8	7	7	6	0.0%	12	13	8.3%
Total operating expenses	240	243	245	244	241	0.4%	473	485	2.5%
Income (loss) from operations before taxes	50	48	57	48	51	2.0%	98	99	1.0%
Federal income tax expense (benefit)	13	13	16	5	8	-38.5%	24	13	-45.8%
Income (loss) from operations	$37	$35	$41	$43	$43	16.2%	$74	$86	16.2%

Effective Federal Income Tax Rate	27.5%	27.9%	28.5%	11.4%	15.1%		25.0%	13.3%

Average Equity, Excluding Goodwill and AOCI	$1,218	$1,218	$1,227	$1,312	$1,302	6.9%	$1,204	$1,307	8.5%

ROE, Excluding Goodwill and AOCI	12.0%	11.5%	13.3%	13.0%	13.3%		12.2%	13.1%

Pre-tax Net Margin	32.2%	31.3%	34.4%	31.0%	32.8%		32.1%	31.9%

Return on Average Account Values	24	22	25	25	25	1	24	25	1

Net Flows by Market
Small Market	137	183	279	(79)	12	-91.2%	$(230)	$(67)	70.9%
Mid - Large Market	536	503	455	834	730	36.2%	1,285	1,564	21.7%
Multi-Fund® and Other	(252)	(244)	(294)	(292)	(243)	3.6%	(493)	(535)	-8.5%

Net Flows – Trailing Twelve Months	$1,089	$1,412	$1,444	$1,766	$1,844	69.3%	$1,089	$1,844	69.3%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$199	$191	$199	$196	$205	3.0%	$384	$401	4.4%
Fee income	778	764	821	805	819	5.3%	1,538	1,624	5.6%
Net investment income	672	655	659	658	650	-3.3%	1,329	1,308	-1.6%
Operating realized gain (loss)	(3)	(3)	(3)	(1)	(2)	33.3%	(7)	(2)	71.4%
Other revenues	9	7	8	2	8	-11.1%	16	9	-43.8%
Total operating revenues	1,655	1,614	1,684	1,660	1,680	1.5%	3,260	3,340	2.5%
Operating expenses:
Interest credited	349	350	355	354	351	0.6%	698	705	1.0%
Benefits	807	808	779	849	840	4.1%	1,604	1,690	5.4%
Commissions incurred	190	176	193	180	166	-12.6%	365	345	-5.5%
Other expenses incurred	209	205	216	201	198	-5.3%	409	399	-2.4%
Amounts capitalized	(219)	(201)	(228)	(204)	(193)	11.9%	(418)	(397)	5.0%
Amortization	125	101	146	108	133	6.4%	221	241	9.0%
Total operating expenses	1,461	1,439	1,461	1,488	1,495	2.3%	2,879	2,983	3.6%
Income (loss) from operations before taxes	194	175	223	172	185	-4.6%	381	357	-6.3%
Federal income tax expense (benefit)	61	54	71	28	35	-42.6%	118	63	-46.6%
Income (loss) from operations	$133	$121	$152	$144	$150	12.8%	$263	$294	11.8%

Effective Federal Income Tax Rate	31.6%	30.8%	32.0%	16.2%	18.9%		31.0%	17.6%

Average Equity, Excluding Goodwill and AOCI	$6,762	$6,798	$6,804	$7,826	$7,954	17.6%	$6,672	$7,890	18.3%

ROE, Excluding Goodwill and AOCI	7.9%	7.1%	8.9%	7.4%	7.5%		7.9%	7.5%

Average Account Values	$46,842	$47,547	$48,481	$49,165	$49,548	5.8%	$46,495	$49,357	6.2%

In-Force Face Amount
UL and other	$337,971	$338,753	$341,044	$340,862	$341,663	1.1%	$337,971	$341,663	1.1%
Term insurance	366,628	372,943	379,108	384,154	388,475	6.0%	366,628	388,475	6.0%
Total in-force face amount	$704,599	$711,696	$720,152	$725,016	$730,138	3.6%	$704,599	$730,138	3.6%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$494	$500	$509	$508	$846	71.3%	$988	$1,354	37.0%
Net investment income	43	41	41	40	63	46.5%	87	103	18.4%
Other revenues	4	23	4	5	28	NM	7	33	NM
Total operating revenues	541	564	554	553	937	73.2%	1,082	1,490	37.7%
Operating expenses:
Interest credited	-	-	1	1	1	NM	1	2	100.0%
Benefits	326	334	341	326	617	89.3%	676	943	39.5%
Commissions incurred	62	62	69	66	83	33.9%	125	149	19.2%
Other expenses incurred	99	107	120	105	176	77.8%	196	281	43.4%
Amounts capitalized	(13)	(16)	(26)	(13)	(17)	-30.8%	(27)	(30)	-11.1%
Amortization	14	14	18	31	20	42.9%	47	51	8.5%
Total operating expenses	488	501	523	516	880	80.3%	1,018	1,396	37.1%
Income (loss) from operations before taxes	53	63	31	37	57	7.5%	64	94	46.9%
Federal income tax expense (benefit)	18	22	11	8	12	-33.3%	22	20	-9.1%
Income (loss) from operations	$35	$41	$20	$29	$45	28.6%	$42	$74	76.2%

Effective Federal Income Tax Rate	35.0%	35.0%	35.0%	21.0%	21.0%		35.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$1,044	$1,054	$1,078	$1,102	$1,610	54.2%	$1,055	$1,356	28.5%

ROE, Excluding Goodwill and AOCI	13.3%	15.6%	7.5%	10.5%	11.2%		7.9%	10.9%

Loss Ratios by Product Line
Life	66.1%	55.8%	66.2%	63.2%	68.0%		69.3%	66.1%
Disability	65.4%	69.5%	67.8%	61.9%	76.4%		67.1%	71.6%
Dental	68.7%	68.0%	67.5%	74.7%	73.4%		71.0%	74.0%
Total non-medical	66.1%	63.7%	67.1%	64.3%	73.1%		68.5%	69.8%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
Other Operations
Operating revenues:
Insurance premiums	$2	$1	$3	$3	$5	150.0%	$5	$8	60.0%
Net investment income	60	60	61	64	53	-11.7%	123	117	-4.9%
Amortization of deferred gain on
business sold through reinsurance	4	-	-	-	-	-100.0%	21	-	-100.0%
Other revenues	1	4	4	-	-	-100.0%	6	-	-100.0%
Total operating revenues	67	65	68	67	58	-13.4%	155	125	-19.4%
Operating expenses:
Interest credited	18	15	14	15	14	-22.2%	36	29	-19.4%
Benefits	27	36	26	19	28	3.7%	54	47	-13.0%
Commissions and other expenses	8	11	18	8	7	-12.5%	18	16	-11.1%
Interest and debt expenses	63	63	63	68	68	7.9%	127	136	7.1%
Strategic digitization expense	14	10	10	15	16	14.3%	23	31	34.8%
Total operating expenses	130	135	131	125	133	2.3%	258	259	0.4%
Income (loss) from operations before taxes	(63)	(70)	(63)	(58)	(75)	-19.0%	(103)	(134)	-30.1%
Federal income tax expense (benefit)	(26)	(50)	(25)	(16)	(16)	38.5%	(52)	(33)	36.5%
Income (loss) from operations	$(37)	$(20)	$(38)	$(42)	$(59)	-59.5%	$(51)	$(101)	-98.0%

DAC, VOBA, DSI, DFEL
& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$9,274	$8,794	$8,779	$8,641	$9,538	2.8%	$9,377	$8,641	-7.8%
Deferrals	342	319	397	353	363	6.1%	668	716	7.2%
Operating amortization	(250)	(232)	(284)	(267)	(269)	-7.6%	(494)	(535)	-8.3%
Deferrals, net of operating amortization	92	87	113	86	94	2.2%	174	181	4.0%
Amortization associated with benefit ratio unlocking	(6)	(7)	(6)	5	1	116.7%	(17)	6	135.3%
Business acquired	-	-	-	-	30	NM	-	30	NM
Adjustment related to realized (gains) losses	(10)	1	(1)	(5)	(7)	30.0%	(14)	(12)	14.3%
Adjustment related to unrealized (gains) losses	(556)	(96)	(244)	811	506	191.0%	(726)	1,316	281.3%
Balance as of end-of-period	$8,794	$8,779	$8,641	$9,538	$10,162	15.6%	$8,794	$10,162	15.6%

DFEL
Balance as of beginning-of-period	$1,796	$1,443	$1,545	$1,445	$1,877	4.5%	$1,874	$1,445	-22.9%
Deferrals	196	187	203	203	207	5.6%	365	410	12.3%
Operating amortization	(94)	(98)	(118)	(107)	(121)	-28.7%	(176)	(227)	-29.0%
Deferrals, net of operating amortization	102	89	85	96	86	-15.7%	189	183	-3.2%
Amortization associated with benefit ratio unlocking	(1)	(1)	(1)	1	-	100.0%	(2)	1	150.0%
Adjustment related to realized (gains) losses	(4)	(3)	(2)	(4)	(4)	0.0%	(8)	(8)	0.0%
Adjustment related to unrealized (gains) losses	(450)	17	(182)	339	335	174.4%	(610)	673	210.3%
Balance as of end-of-period	$1,443	$1,545	$1,445	$1,877	$2,294	59.0%	$1,443	$2,294	59.0%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$4,778	$4,702	$4,677	$6,052	$6,216	30.1%	$4,778	$6,216	30.1%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
Fixed Annuities
Balance as of beginning-of-period	$20,027	$20,021	$20,014	$20,305	$20,315	1.4%	$19,723	$20,305	3.0%
Gross deposits	377	384	645	492	889	135.8%	939	1,381	47.1%
Full surrenders and deaths	(404)	(420)	(396)	(399)	(490)	-21.3%	(747)	(890)	-19.1%
Other contract benefits	(143)	(148)	(167)	(152)	(157)	-9.8%	(274)	(308)	-12.4%
Net flows	(170)	(184)	82	(59)	242	242.4%	(82)	183	NM
Contract holder assessments	(7)	(7)	(8)	(7)	(8)	-14.3%	(13)	(15)	-15.4%
Reinvested interest credited	171	184	217	76	173	1.2%	393	249	-36.6%
Balance as of end-of-period, gross	20,021	20,014	20,305	20,315	20,722	3.5%	20,021	20,722	3.5%
Reinsurance ceded	(562)	(620)	(768)	(858)	(1,067)	-89.9%	(562)	(1,067)	-89.9%
Balance as of end-of-period, net	$19,459	$19,394	$19,537	$19,457	$19,655	1.0%	$19,459	$19,655	1.0%

Variable Annuities
Balance as of beginning-of-period	$109,475	$111,570	$114,270	$117,479	$116,172	6.1%	$105,766	$117,479	11.1%
Gross deposits	1,614	1,532	2,142	2,034	2,094	29.7%	3,069	4,128	34.5%
Full surrenders and deaths	(1,474)	(1,374)	(1,492)	(1,614)	(1,545)	-4.8%	(2,913)	(3,158)	-8.4%
Other contract benefits	(857)	(815)	(954)	(967)	(917)	-7.0%	(1,717)	(1,885)	-9.8%
Net flows	(717)	(657)	(304)	(547)	(368)	48.7%	(1,561)	(915)	41.4%
Contract holder assessments	(590)	(599)	(615)	(619)	(620)	-5.1%	(1,169)	(1,238)
Change in market value and reinvestment	3,402	3,956	4,128	(141)	1,717	-49.5%	8,534	1,575	-81.5%
Balance as of end-of-period, gross and net	$111,570	$114,270	$117,479	$116,172	$116,901	4.8%	$111,570	$116,901	4.8%

Total
Balance as of beginning-of-period	$129,502	$131,591	$134,284	$137,784	$136,487	5.4%	$125,489	$137,784	9.8%
Gross deposits	1,991	1,916	2,787	2,526	2,983	49.8%	4,008	5,509	37.5%
Full surrenders and deaths	(1,878)	(1,794)	(1,888)	(2,013)	(2,035)	-8.4%	(3,660)	(4,048)	-10.6%
Other contract benefits	(1,000)	(963)	(1,121)	(1,119)	(1,074)	-7.4%	(1,991)	(2,193)	-10.1%
Net flows	(887)	(841)	(222)	(606)	(126)	85.8%	(1,643)	(732)	55.4%
Contract holder assessments	(597)	(606)	(623)	(626)	(628)	-5.2%	(1,182)	(1,253)	-6.0%
Change in market value and reinvestment	3,573	4,140	4,345	(65)	1,890	-47.1%	8,927	1,824	-79.6%
Balance as of end-of-period, gross	131,591	134,284	137,784	136,487	137,623	4.6%	131,591	137,623	4.6%
Reinsurance ceded	(562)	(620)	(768)	(858)	(1,067)	-89.9%	(562)	(1,067)	-89.9%
Balance as of end-of-period, net	$131,029	$133,664	$137,016	$135,629	$136,556	4.2%	$131,029	$136,556	4.2%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
General Account
Balance as of beginning-of-period	$18,192	$18,413	$18,626	$18,724	$18,856	3.6%	$17,883	$18,724	4.7%
Gross deposits	557	415	494	459	394	-29.3%	1,267	853	-32.7%
Withdrawals	(427)	(395)	(545)	(520)	(443)	-3.7%	(961)	(963)	-0.2%
Net flows	130	20	(51)	(61)	(49)	NM	306	(110)	NM
Transfers between fixed and variable accounts	(40)	59	14	60	104	NM	(40)	164	NM
Contract holder assessments	(2)	(2)	(2)	(3)	(3)	-50.0%	(5)	(5)	0.0%
Reinvestment interest credited	133	136	137	136	138	3.8%	269	273	1.5%
Balance as of end-of-period	$18,413	$18,626	$18,724	$18,856	$19,046	3.4%	$18,413	$19,046	3.4%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$42,541	$44,155	$46,203	$48,645	$48,854	14.8%	$40,551	$48,645	20.0%
Gross deposits	1,421	1,493	1,932	1,901	1,823	28.3%	2,962	3,724	25.7%
Withdrawals	(1,130)	(1,071)	(1,441)	(1,377)	(1,275)	-12.8%	(2,706)	(2,652)	2.0%
Net flows	291	422	491	524	548	88.3%	256	1,072	NM
Transfers between fixed and variable accounts	(23)	(88)	(61)	(119)	(112)	NM	(31)	(231)	NM
Contract holder assessments	(49)	(50)	(52)	(52)	(52)	-6.1%	(95)	(105)	-10.5%
Change in market value and reinvestment	1,395	1,764	2,064	(144)	899	-35.6%	3,474	756	-78.2%
Balance as of end-of-period	$44,155	$46,203	$48,645	$48,854	$50,137	13.5%	$44,155	$50,137	13.5%

Total
Balance as of beginning-of-period	$60,733	$62,568	$64,829	$67,369	$67,710	11.5%	$58,434	$67,369	15.3%
Gross deposits	1,978	1,908	2,426	2,360	2,217	12.1%	4,229	4,577	8.2%
Withdrawals	(1,557)	(1,466)	(1,986)	(1,897)	(1,718)	-10.3%	(3,667)	(3,615)	1.4%
Net flows	421	442	440	463	499	18.5%	562	962	71.2%
Transfers between fixed and variable accounts	(63)	(29)	(47)	(59)	(8)	87.3%	(71)	(67)	5.6%
Contract holder assessments	(51)	(52)	(54)	(55)	(55)	-7.8%	(100)	(110)	-10.0%
Change in market value and reinvestment	1,528	1,900	2,201	(8)	1,037	-32.1%	3,743	1,029	-72.5%
Balance as of end-of-period	$62,568	$64,829	$67,369	$67,710	$69,183	10.6%	$62,568	$69,183	10.6%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
General Account
Balance as of beginning-of-period	$36,295	$36,454	$36,576	$36,791	$36,855	1.5%	$36,272	$36,791	1.4%
Deposits	1,115	1,070	1,152	1,040	1,073	-3.8%	2,158	2,112	-2.1%
Withdrawals and deaths	(316)	(310)	(281)	(318)	(312)	1.3%	(720)	(629)	12.6%
Net flows	799	760	871	722	761	-4.8%	1,438	1,483	3.1%
Contract holder assessments	(995)	(999)	(1,030)	(1,019)	(1,018)	-2.3%	(1,964)	(2,037)	-3.7%
Reinvested interest credited	355	361	374	361	357	0.6%	708	718	1.4%
Balance as of end-of-period, gross	36,454	36,576	36,791	36,855	36,955	1.4%	36,454	36,955	1.4%
Reinsurance ceded	(734)	(726)	(719)	(700)	(693)	5.6%	(734)	(693)	5.6%
Balance as of end-of-period, net	$35,720	$35,850	$36,072	$36,155	$36,262	1.5%	$35,720	$36,262	1.5%

Separate Account
Balance as of beginning-of-period	$11,772	$12,296	$12,916	$13,851	$13,987	18.8%	$11,058	$13,851	25.3%
Deposits	428	392	744	494	444	3.7%	801	939	17.2%
Withdrawals and deaths	(126)	(88)	(172)	(140)	(121)	4.0%	(214)	(262)	-22.4%
Net flows	302	304	572	354	323	7.0%	587	677	15.3%
Contract holder assessments	(165)	(163)	(174)	(179)	(179)	-8.5%	(317)	(358)	-12.9%
Change in market value and reinvestment	387	479	537	(39)	289	-25.3%	968	250	-74.2%
Balance as of end-of-period, gross	12,296	12,916	13,851	13,987	14,420	17.3%	12,296	14,420	17.3%
Reinsurance ceded	(836)	(851)	(875)	(861)	(868)	-3.8%	(836)	(868)	-3.8%
Balance as of end-of-period, net	$11,460	$12,065	$12,976	$13,126	$13,552	18.3%	$11,460	$13,552	18.3%

Total
Balance as of beginning-of-period	$48,067	$48,750	$49,492	$50,642	$50,842	5.8%	$47,330	$50,642	7.0%
Deposits	1,543	1,462	1,896	1,534	1,517	-1.7%	2,959	3,051	3.1%
Withdrawals and deaths	(442)	(398)	(453)	(458)	(433)	2.0%	(934)	(891)	4.6%
Net flows	1,101	1,064	1,443	1,076	1,084	-1.5%	2,025	2,160	6.7%
Contract holder assessments	(1,160)	(1,162)	(1,204)	(1,198)	(1,197)	-3.2%	(2,281)	(2,395)	-5.0%
Change in market value and reinvestment	742	840	911	322	646	-12.9%	1,676	968	-42.2%
Balance as of end-of-period, gross	48,750	49,492	50,642	50,842	51,375	5.4%	48,750	51,375	5.4%
Reinsurance ceded	(1,570)	(1,577)	(1,594)	(1,561)	(1,561)	0.6%	(1,570)	(1,561)	0.6%
Balance as of end-of-period, net	$47,180	$47,915	$49,048	$49,281	$49,814	5.6%	$47,180	$49,814	5.6%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 6/30/17		As of 12/31/17		As of 6/30/18
	Amount	%	Amount	%	Amount	%
AFS, Equity and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$81,598	85.9%	$83,190	85.9%	$81,059	85.7%
U.S. government bonds	578	0.6%	567	0.6%	422	0.4%
Foreign government bonds	455	0.5%	451	0.5%	471	0.5%
Mortgage-backed securities	4,028	4.2%	4,065	4.2%	4,121	4.4%
Asset-backed collateralized debt obligations	703	0.7%	808	0.8%	1,119	1.2%
State and municipal bonds	5,010	5.3%	5,119	5.3%	5,248	5.5%
Hybrid and redeemable preferred securities	642	0.7%	640	0.7%	620	0.7%
AFS Equity securities	275	0.3%	246	0.3%	-	0.0%
Total AFS securities	93,289	98.2%	95,086	98.3%	93,060	98.4%
Trading securities	1,678	1.8%	1,620	1.7%	1,450	1.5%
Equity securities	-	0.0%	-	0.0%	112	0.1%
Total AFS, Equity and trading securities	$94,967	100.0%	$96,706	100.0%	$94,622	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$87,665	99.7%	$88,418	99.7%	$91,387	99.9%
Equity securities	262	0.3%	247	0.3%	110	0.1%
Total AFS and trading securities	$87,927	100.0%	$88,665	100.0%	$91,497	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		95.5%		95.6%		95.9%
Below investment grade		4.5%		4.4%		4.1%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$42	$41	$41	$47	$46	9.5%	$83	$94	13.3%
Total excluded realized gain (loss)	(52)	(97)	(106)	(35)	(53)	-1.9%	(132)	(89)	32.6%
Total realized gain (loss), pre-tax	$(10)	$(56)	$(65)	$12	$(7)	30.0%	$(49)	$5	110.2%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(34)	$(63)	$(69)	$(28)	$(41)	-20.6%	$(85)	$(69)	18.8%
Benefit ratio unlocking	26	30	28	(10)	7	-73.1%	71	(3)	NM
Net gain (loss), after-tax	$(8)	$(33)	$(41)	$(38)	$(34)	NM	$(14)	$(72)	NM

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(13)	$(13)	$(23)	$(15)	$9	169.2%	$(15)	$(6)	60.0%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	17	(5)	(7)	(25)	(42)	NM	27	(67)	NM
GLB non-performance risk component	(8)	(16)	(9)	5	2	125.0%	(18)	7	138.9%
Total variable annuity net derivative results	9	(21)	(16)	(20)	(40)	NM	9	(60)	NM
Indexed annuity forward-starting option	(4)	1	(2)	(3)	(3)	25.0%	(8)	(6)	25.0%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(8)	$(33)	$(41)	$(38)	$(34)	NM	$(14)	$(72)	NM

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(3)	$(5)	$(1)	$(2)	$(1)	69.6%	$(5)	$(2)	60.0%
Other realized gain (loss) related to certain investments	(9)	(8)	(14)	(15)	(11)	-19.3%	(15)	(26)	-73.3%
Gain (loss) on the mark-to-market on equity investments	-	-	-	-	2	NM	-	1	NM
Gain (loss) on the mark-to-market on certain instruments	(1)	-	(8)	2	19	NM	5	21	NM
Total realized gain (loss) related
to investments, after-tax	$(13)	$(13)	$(23)	$(15)	$9	169.2%	$(15)	$(6)	60.0%

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	Change	6/30/17	6/30/18	Change
Revenues
Total revenues	$3,577	$3,511	$3,669	$3,609	$4,020	12.4%	$7,077	$7,629	7.8%
Less:
Excluded realized gain (loss)	(52)	(97)	(106)	(35)	(53)	-1.9%	(132)	(89)	32.6%
Amortization of DFEL on benefit ratio unlocking	-	1	-	(1)	-	NM	2	(1)	NM
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	-	-	-	-	-	NM	1	-	-100.0%
Adjusted operating revenues	$3,629	$3,607	$3,775	$3,645	$4,073	12.2%	$7,206	$7,719	7.1%

Net Income
Net income (loss)	$411	$418	$816	$367	$385	-6.3%	$846	$752	-11.1%
Less:
Excluded realized gain (loss)	(34)	(63)	(69)	(28)	(41)	-20.6%	(85)	(69)	18.8%
Benefit ratio unlocking	26	30	28	(10)	7	-73.1%	71	(3)	NM
Net impact from the Tax Cuts and Jobs Act	-	-	1,322	(13)	-	NM	-	(13)	NM
Impairment of intangibles	-	-	(905)	-	-	NM	-	-	NM
Acquisition and integration costs related to
mergers and acquisitions, after-tax	-	-	-	(4)	(35)	NM	-	(39)	NM
Gain (loss) on early extinguishment of debt	-	(3)	-	(19)	-	NM	-	(19)	NM
Adjusted income (loss) from operations	$419	$454	$440	$441	$454	8.4%	$860	$895	4.1%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.81	$1.87	$3.67	$1.64	$1.70	-6.1%	$3.70	$3.34	-9.7%
Less:
Excluded realized gain (loss)	(0.16)	(0.28)	(0.31)	(0.13)	(0.19)	-18.8%	(0.38)	(0.32)	15.8%
Benefit ratio unlocking	0.12	0.13	0.13	(0.04)	0.03	-75.0%	0.31	(0.01)	NM
Net impact from the Tax Cuts and Jobs Act	-	-	5.96	(0.06)	-	NM	-	(0.06)	NM
Impairment of intangibles	-	-	(4.08)	-	-	NM	-	-	NM
Acquisition and integration costs related to mergers
and acquisitions, after-tax	-	-	-	(0.02)	(0.16)	NM	-	(0.18)	NM
Gain (loss) on early extinguishment of debt	-	(0.01)	-	(0.08)	-	NM	-	(0.08)	NM
Adjustment attributable to using different average
diluted shares for adjusted income from operations
as compared to net income	-	-	(0.01)	-	-	NM	-	-	NM
Adjusted income (loss) from operations	$1.85	$2.03	$1.98	$1.97	$2.02	9.2%	$3.77	$3.99	5.8%